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                                                                    EXHIBIT 99.1


                                 CERTIFICATION
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Mike Ulrich, on behalf of JPMorgan Chase Bank, Trustee of LL&E Royalty Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of LL&E Royalty Trust on Form 10-Q for the fiscal quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly
Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of LL&E Royalty Trust.


                                             JPMORGAN CHASE BANK, Trustee
                                             of LL&E Royalty Trust


                                             By: /s/ MIKE ULRICH
                                                --------------------------------
                                                Mike Ulrich
                                                Vice President and Trust Officer